Exhibit (D)(1)

COMMON STOCK                                                    COMMON STOCK
  (number)                                                         (shares)
HSM

               The Hyperion Strategic Mortgage Income Fund, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                              CUSIP 44915C 10 5

This Certifies that






is the registered holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

The Hyperion Strategic Mortgage Income Fund, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, and the Bylaws of the Corporation, and all amendments thereof, copies of which are on file at the principal office of the Corporation and with the Transfer Agent. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/Joseph Tropeano                                       /s/Clifford E. Lai
SECRETARY                                                PRESIDENT



Countersigned and Registered:
American Stock Transfer & Trust Company
(NEW YORK, NY )             Transfer Agent
                            and Registrar
By


                            Authorized Signature

             The Hyperion Strategic Mortgage Income Fund, Inc.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM     -as tenants in common                  UNIF GIFT MIN ACT-________ Custodian _______
TEN ENT     -as tenants by the entireties                              (Cust)           (Minor)
JT TEN      -as joint tenants with right of                       under Uniform Gifts to Minors
             survivorship and not as tenants                              Act __________
             in common                                                         (State)


    Additional abbreviations may also be used though not in the above list.

For  value  received,   _____________________   hereby  sell(s),  assign(s)  and
transfer(s) unto

_______________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated, __________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.